SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           CONSUMERS POWER COMPANY
               (Name of Registrant as Specified in Its Charter)

                           CONSUMERS POWER COMPANY
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______
        ______________________________________________________________________

    (2) Aggregate number of securities to which transactions applies: ________
        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* _________________________________
        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________
        ______________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: _____________________________________________

     (2) Form, schedule or registration statement no.: _______________________

     (3) Filing party: _______________________________________________________

     (4) Date filed: _________________________________________________________

________________
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         [LOGO: "Consumers Power"
                     "Powering Michigan's Progress"]


                         CONSUMERS POWER COMPANY
            CALL AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               May 27, 1994

To the Shareholders of Consumers Power Company:

      The annual meeting of shareholders of CONSUMERS POWER COMPANY will be held on Friday, the 27th day of May 1994, at 10:30 A.M., Eastern Daylight Saving Time, at the Dearborn Inn, 20301 Oakwood Boulevard, Dearborn, Michigan, 48124-4099 for the purpose of:

      (1)   Electing a Board of Directors of 12 members;

      (2) Ratifying the appointment of Arthur Andersen & Co., independent public accountants, to audit the financial statements of Consumers for the year ending December 31, 1994; and

      (3) Transacting such other business as may properly come before the meeting.

      The annual report to the shareholders for the year 1993, including financial statements, has been furnished to you.

      The Board of Directors has fixed March 30, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Preferred Shareholders of all series and the Common
Shareholder will be entitled to vote on all matters that come before the meeting.

      All shareholders are cordially invited to attend the annual meeting.

      The Board of Directors requests that you sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                                By order of the Board of Directors,

                                Thomas A. McNish, Secretary

Consumers Power Company
212 West Michigan Avenue
Jackson Michigan 49201
April 15, 1994

                             PROXY STATEMENT

                             ----------------

                               INTRODUCTION

      The Board of Directors solicits your proxy for use at this annual meeting. The shares represented by your proxy will be voted if the proxy is signed and returned prior to the meeting. You may revoke your proxy at any time before it is exercised, provided that you so notify the Secretary of Consumers Power Company ("Consumers") in writing before the proxy is exercised.

      As of December 31, 1993, Consumers' outstanding Common Stock ($10 par value) and Preferred Stock ($100 par value) consisted of 84,108,789 shares of Common Stock held by CMS Energy Corporation and 1,626,427 shares of Preferred Stock. Holders of Preferred and Common Stock are entitled to 1 vote for each share and shareholders have cumulative voting rights for the election of directors; that is, holders of preferred and common shares are entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected, and they may cast all of such votes for a single nominee or distribute them among any two or more nominees as they choose. Shares represented by proxies will be voted for the election of the nominees listed herein (the proxy holders reserve the right to distribute their votes among nominees as such proxy holders may deem appropriate).

      NBD Bank, N.A., as Trustee of the Supplemental Executive Retirement Plan of the Company, holds 116,080 shares representing 7.1% of the Company's Preferred Stock outstanding. To the knowledge of management, no other person other than CMS Energy owns beneficially more than 5% of any class of the Company's outstanding voting securities.

               RATIFICATION OF THE APPOINTMENT OF AUDITORS

      Subject to the approval of the shareholders, the Board of Directors has appointed Arthur Andersen & Co., independent public accountants, to audit the financial statements of Consumers for the year 1994. Arthur Andersen & Co. also served as Consumers' auditors for the year 1993. A representative of Arthur Andersen & Co. will be present at the annual meeting of shareholders and will have an opportunity to make a statement and respond to appropriate questions.

      The Board of Directors recommends ratification of the appointment of auditors. The proposal to ratify the appointment of auditors requires the affirmitive vote of holders of a majority of Consumers' preferred and common shares.

      THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF AUDITORS.

   INCORPORATION BY REFERENCE -- CMS ENERGY CORPORATION PROXY STATEMENT

      Please refer to the proxy statement of CMS Energy Corporation, which is dated April 15, 1994 and is furnished to you herewith, for information with respect to the nominees for directors, meetings and committees of the Board of Directors, compensation of directors and executive officers and various compensatory and other plans of Consumers, 1995 proxy statement information and other matters. This information appears beginning with the heading "Nominees for Election as Members of the Board of Directors" on Page 2 through Page 16 of CMS Energy Corporation's proxy statement, and is incorporated by reference herein.

                         [Form of Proxy - Side 1]

[LOGO: "Consumers Power"                    PREFERRED STOCK PROXY
"Powering Michigan's Progress"]      SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned appoints W.T. MC CORMICK, JR. AND T.A. MC NISH, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the annual meeting of shareholders of Consumers Power Company to be held at the Dearborn Inn, 20301 Oakwood Boulevard, Dearborn, Michigan on May 27, 1994 and at any adjournment or adjournments thereof. Said proxies, and each of them present and acting at the meeting, may vote upon the matters set forth on the reverse side hereof and with discretionary authority on all other matters that come before the meeting; all as more fully set forth in the Proxy Statement received by the undersigned. The shares represented hereby will be voted on the proposals as specified. IF THIS PROXY IS RETURNED SIGNED BUT NOT COMPLETED, IT WILL BE VOTED IN FAVOR OF THE ELECTION OF DIRECTORS AND THE RATIFICATION OF APPOINTMENT OF AUDITORS.

                                      PLEASE VOTE, SIGN AND DATE THIS
                                      PROXY ON THE REVERSE SIDE AND RETURN
                                      IT IN THE ENCLOSED ENVELOPE.
                                      Thank you for your prompt response.

                         [Form of Proxy - Side 2]

                     PLEASE VOTE, SIGN AND DATE BELOW

/---------------------------------------------------------------------------/
/ [ ] TO VOTE AS RECOMMENDED by the Board of Directors on all items, MARK / / THIS BOX, SIGN, DATE AND RETURN THIS PROXY. (No additional boxes need /
/     be marked. If additional boxes are marked, this box will take         /
/     precedence.)                                                          /
/---------------------------------------------------------------------------/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 and 2.

(1)  ELECTION OF DIRECTORS
         [ ] FOR all nominees listed below (except as indicated below)
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below William T. McCormick, Jr., James D. Duderstadt, Victor J. Fryling, Earl D. Holton, Lois A. Lund, Frank H. Merlotti, William U. Parfet, Percy A. Pierre, S. Kinnie Smith, Jr., Robert D. Tuttle, Kenneth Whipple and John B. Yasinsky
 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

__________________________________________________________________________

(2) Ratification of appointment of auditors
         [ ] FOR    [ ] AGAINST     [ ] ABSTAIN


PLEASE SIGN, DATE AND RETURN THIS       Signed____________________________
PROXY IN THE ENCLOSED ENVELOPE.
No postage is needed if mailed in
the United States.                      Dated_______________________, 1994